                                                                   EXHIBIT 10.22

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED AND THE TERMS AND CONDITIONS HEREOF. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

VOID AFTER 5:00 P.M. NEW YORK CITY TIME, [5 YEARS FROM THE INITIAL EXERCISE
DATE]


                    ****************************************



                                     No. 2

                                    WARRANT

                                       to

                             PURCHASE COMMON STOCK

                                       of

                              F.Y.I. INCORPORATED



                    ****************************************


                 This certifies that, for good and valuable consideration, F.Y.I. Incorporated, a Delaware corporation (the "Company"), grants to Tim Barker or permitted registered assigns (the "Warrantholder" or "Warrantholders"), the right to subscribe for and purchase from the Company, at $10.00 per share (the "Exercise Price"), Fifteen Thousand (15,000) shares, of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 5.

                 1. Duration and Exercise of Warrant; Limitation Exercise Payment of Taxes.

Taxes.

                 1.1      Duration and Exercise of Warrant.

                 (a) This Warrant may be exercised to purchase 50% of the underlying shares from and after 9:00 A.M. New York City time on [2 years from closing of the initial public offering of shares offered to the public pursuant to Registration Statement 33-98608 (the "Initial Public Offering")] (the "Initial Exercise Date") and the remaining 50% of the underlying shares on [3 years from closing of the Initial Public Offering (the "Second Exercise Date"), the Initial Exercise Date or the Second Exercise Date, as applicable (the "Exercise Date") and to and including 5:00 P.M. New York City time on [5 years from closing of the Initial Exercise Date] (the "Expiration Date"). In addition, in the event of a Change in Control of the Company, the right to exercise 100% of the underlying shares shall immediately vest. A "Change in Control" shall be deemed to have occurred if:

                 (i) any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities and Exchange Act of 1934, as amended (the" Exchange Act")) of any voting security of the Company and immediately after such acquisition such Person is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company;

                 (ii) the individuals (A) who, as of the closing date of the Initial Public Offering, constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election) (such individuals being the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board;

                 (iii) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                 (iv) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 50% or more of the total assets of the Company).

                 (b) The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole, or from time to time in part, by (a) surrender of this Warrant, accompanied by the Exercise Form annexed hereto (the "Exercise Form") duly executed by the Warrantholder of record and specifying the number of Warrant Shares to be purchased, to the Company at the office of the Company located at 2911 Turtle Creek Boulevard, Suite 300, Dallas, Texas 75219 (or such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such Warrantholder appearing on the books of the Company) during normal business hours on any day (a "Business Day") other than a Saturday, Sunday or a day on which the New York Stock Exchange is authorized to close or on which the Company is otherwise closed for business (a "Nonbusiness Day") on or after 9:00 A.M. New York City time on the Exercise Date but not later than 5:00 P.M. on the Expiration Date (or 5:00 P.M. on the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), (b) delivery of payment to the Company in cash or by certified or official bank check in New York Clearing House Funds, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form and (c) such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within 10 business days, thereafter. The stock certificates so delivered shall be in denominations of at least 1,000 shares each or such other denomination as may be specified by the Warrantholder and agreed upon by the Company, and shall be issued in the name of the Warrantholder or, if permitted by subsection 1.5 and in accordance with the provisions thereof, such other name as shall be designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

                 1.2 Limitation on Exercise. This Warrant may only be vested if, at the time of such vesting, Mr. Barker is an Employee of the Company, except as provided in Section 1.3. If this Warrant is not exercised prior to 5:00 P.M. on the Expiration Date (or the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void and all rights of the Warrantholder hereunder shall cease. This Warrant shall not be exercisable and no Warrant Shares shall be issued hereunder, prior to 9:00 A.M. New York City time on the Exercise Date.

                 1.3 Exercise Upon Termination. Upon termination of Mr. Barker's employment with the Company, this Warrant may be exercised during the three month period following such termination of employment, but only to the extent that this Warrant was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if such termination is for cause, the right to exercise this Warrant shall terminate upon such termination. In no event shall this Warrant be exercisable for more than the maximum number of shares that the Warrantholder was entitled to purchase at the date of termination of the relationship with the Company. Subject to the foregoing, in the event of Mr. Barker's death, this Warrant may be exercised by Mr. Barker's legal representative through the Expiration Date.

                 1.4 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

                 1.5 Transfer Restriction and Legend. (a) Neither this Warrant nor any interest or participation therein may be in any manner transferred or disposed of, in whole or in part, at any time, without the consent of the Company, except by will or pursuant to the laws of descent and distribution or otherwise by operation of law.

                 (b) Without limiting the generality of the foregoing, neither this Warrant nor any of the Warrant Shares, nor any interest or participation in either, may be in any manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws. This limitation shall be in addition to the limitation set forth in Section 1.5(a) above.

                 Each certificate for Warrant Shares and any Warrant issued at any time in exchange or substitution for any Warrant bearing such a legend shall bear a legend similar in effect to the foregoing paragraph unless, in the opinion of counsel for the Company, the Warrant need no longer be subject to the restriction contained herein. The provisions of this subsection 1.5 shall be binding upon all subsequent holders of this Warrant, if any. Warrant

Shares transferred to the public as expressly permitted by, and in accordance with, the provisions of this Warrant shall thereafter cease to be deemed to be "Warrant Shares" for purposes hereof.

                 1.6 Divisibility of Warrant. This Warrant may be divided into warrants representing one Warrant Share or multiples thereof, upon surrender at the principal office of the Company on any Business Day, without charge to any Warrantholder, except as provided below. The Warrantholder will be charged for reasonable out-of-pocket costs incurred by the Company in connection with the division of this Warrant into Warrants representing fewer than one thousand (1,000) Warrant Shares. Upon any such division, and, if permitted by subsection 1.5 and in accordance with the provisions thereof, the Warrants may be transferred of record to a name other than that of the Warrantholder of record; provided, however, that the Warrantholder shall be required to pay any and all transfer taxes with respect thereto.

                 2.       Reservation and Listing of Shares, Etc.

                 All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, and shall at its expense use its best efforts to procure such listing thereof (subject to official notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed. The Company shall, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

                 3.       Exchange, Loss or Destruction of Warrant.

                 If permitted by subsection 1.5 or 1.6 and in accordance with the provisions thereof, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used herein includes any Warrants issued in substitution or exchange of this Warrant.

                 4.       Ownership of Warrant.

                 The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in subsections 1.1 and 1.5 or in Section 3.

                 5.       Certain Adjustments.

                 The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

                 5.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                 (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
         (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                 (b)      In case the Company shall:

                          (i) issue rights, options or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date for the determination of stockholders entitled to receive such rights, options or warrants than the then current market price per share of Common Stock, or

                          (ii) distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph
                          (a) of this subsection 5.1) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock,

appropriate adjustments shall be made to the number of Warrant Shares purchasable upon the exercise of the Warrant and/or the Exercise Price in order to preserve the relative rights and interests of the Warrantholders, such adjustments to be made by the good faith determination of the Board of Directors of the Company.

                 5.2 Voluntary Adjustment by the Company. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount, consistent with applicable law, deemed appropriate by the Board of Directors of the Company.

                 5.3 Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail first class, postage prepaid, to all Warrantholders, notice of such adjustment.

                 5.4 No Adjustment for Cash Dividends. No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

                 5.5 Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all of the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholders an agreement that the Warrantholders shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of shares and other securities and property which such holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of cash dividends, interest or other income on or from such shares or other securities and property shall be made during the term of this Warrant or upon the exercise of this Warrant. Such agreement shall provide for adjustments, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. The provisions of this subsection 5.5 shall apply similarly to successive consolidations, mergers, sales, transfers or leases.

                 6.       Registration Rights

                 6.1      Piggy-Back Registration Rights.

                 At any time following the closing of the Initial Public Offering, whenever the Company proposes to register any Company Stock for its own or others account under the Securities Act of 1933, as amended (the "Securities Act"), for a public offering for cash, but other than a registration relating to employee benefit plans, the Company will give each Warrantholder prompt written notice of its intent to do so. Upon the written request of any Warrantholder given within 30 days after receipt of such notice, the Company will use its best efforts to cause to be included in such registration all of the Company Stock which such Warrantholder requests, provided that the Company shall have the right to reduce the number of shares included in such registration if the Company is advised in writing in good faith by any managing underwriter of the securities being offered pursuant to any registration statement under this Section 6.1 that the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce pro rata the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter.

                 6.2 Other Arrangements. In connection with the registration of Warrant Shares in accordance with subsections 6.1, the holders who elect to have their Warrant Shares included therein shall so notify the Company and furnish the Company with such appropriate information (including, but not limited to, the manner in which such shares are to be sold) in connection therewith as the Company shall reasonably request. Such notification shall be made, and such information furnished, in writing within ten (10) calendar days of receipt of the notices specified in subsections 6.1. In connection with any such registration, the Company agrees to:

                 (a) Use its best efforts to register or qualify the Warrant Shares for offer or sale under state securities or "blue sky" laws of such jurisdictions in which the holders thereof shall reasonably designate, and use its best efforts to do any and all other acts and things which may be necessary or advisable to enable the holders to consummate the sale, transfer or other disposition of such Warrant Shares in any jurisdiction; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now qualified or to take any other action which would subject it to general service of process in any jurisdiction where it is not then so subject or subject itself to taxation in any such jurisdiction;

                 (b) Furnish to the holders requesting registration of the Warrant Shares (i) at least three (3) calendar days before the filing thereof with the Securities and Exchange Commission (the "Commission") a proof of the latest draft of the registration statement and, if requested, to extend invitations to the holders of the Piggy-Back Shares to attend all meetings at which the Company and the underwriter of such offering are present at which such registration statement is discussed, and (ii) promptly after the filing thereof, a copy of the registration statement as filed and any amendment to such registration statement and all exhibits thereto and consents of experts filed or to be filed therewith;

                 (c) Furnish to the holders requesting registration of the Warrant Shares at the Company's expense such number of copies of such registration statement and all amendments thereto and of such prospectuses (including each preliminary, amended, or supplemental prospectus) as such persons may reasonably request in order to facilitate the sale or transfer of his or its Warrant Shares;

                 (d) Make available to the Company's security holders, not later than forty-five (45) calendar days after the end of the Company's first fiscal quarter in which the first anniversary of the effective date of the registration statement occurs (or ninety (90) calendar days if the end of the first fiscal quarter in which the first anniversary of the effective date occurs coincides with the end of the Company's fiscal year), an earnings statement covering a period of at least twelve (12) consecutive months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 promulgated under the Securities Act;

                 (e) Use its best efforts to list the Warrant Shares on any securities exchange on which other shares of Common Stock are listed;

                 (f) Afford to the persons requesting registration an opportunity to make such examination and inquiry into the financial position, business and affairs of the Company and its subsidiaries as such persons or their counsel may reasonably deem necessary so as to satisfy themselves as to the accuracy and completeness of the registration statement; and

                 (g) Pay all costs incident to such registration other than the cost of any counsel or other advisers to the holder requesting registration and any brokerage or underwriting commissions in connection with the sale of the Warrant Shares so registered.

The Company shall have sole control in connection with the preparation, filing, amending and supplementing of any registration statement, including the right to withdraw the same or delay the effectiveness thereof when, in the sole judgment of the Board of Directors of the Company, the pendency of such registration statement or the effectiveness thereof would impose an undue burden upon the ability of the Company to proceed with any other material financing for its own account or any material corporate transaction, including, but not limited to, a reorganization, recapitalization, merger, consolidation or material acquisition of the securities or assets of another firm or corporation; and the Company shall be required to file a new registration statement or to proceed with such actions as reasonably may be required to cause the registration statement to become effective within a reasonable time after the consummation of the event or transaction which required such withdrawal or delay.

                 7.       Miscellaneous.

                 7.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and Warrant Shares.

                 7.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholder and holders of Warrant Shares and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company, the Warrantholders and holders of Warrant Shares, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant or the Warrant Shares.

                 7.3 Amendments and Waivers. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and Warrantholders that hold Warrants entitling them to purchase at least 50% of the Warrant Shares. The Company, any Warrantholder or holders of Warrant Shares may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

                 7.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

                 7.5 Further Assurances. Each of the Company, the Warrantholders and holders of Warrant Shares shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or documents (including without limitation, such proxies and/or powers of attorney as may be necessary or appropriate) as any party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

                 7.6 Notices. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                 (a)      if to the Company, addressed to:

                          F.Y.I. Incorporated
                          2911 Turtle Creek Boulevard
                          Suite 300
                          Dallas, Texas 75219
                          Attention:  Chairman and Chief Development Officer

                 (b) if to any Warrantholder or holder of Warrant Shares, addressed to the address of such person appearing on the books of the Company.

                 Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third Business Day after the mailing thereof.

                 7.7 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                 7.8 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the current market price (as determined as of the date of exercise, and with reference to the applicable trading market, in accordance with paragraph (d) of subsection 5.1) of a share of such stock as of the date of such exercise.

                 7.9 Rights of the Holder. The Warrantholder shall not, solely by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or in equity.

                 7.10 Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed in Delaware.

                 7.11 Effect of Stock Splits, etc. Whenever any rights under this Agreement are available only when at least a specified minimum number of Warrant Shares is involved, such number shall be appropriately adjusted to reflect any stock split, stock dividend, combination of securities into a smaller number of securities or reclassification of stock.

                 IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                        F.Y.I. INCORPORATED



                                        By: /s/  THOMAS C. WALKER
                                           -----------------------------------
                                        Name:    Thomas C. Walker
                                        Title:   Chairman and
                                                    Chief Development Officer



Dated: November 16, 1995

                                 EXERCISE FORM

                 (To be executed upon exercise of this Warrant)


                 The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase __________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of F.Y.I. INCORPORATED, in the amount of $_______ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _________________________________ and that such certificate be delivered to
_________________________ whose address is
______________________________________________.



Date _________________            Signature _________________________